Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

OPUS SMALL CAP VALUE PLUS ETF (OSCV)
 (the “Fund”)
May 1, 2019
Supplement to the
Summary Prospectus dated July 16, 2018

Effective immediately, Len Haussler and Adam Eagleston, the Fund’s portfolio managers, have joined Driehaus Capital Management LLC (“Driehaus”) as portfolio managers, and Driehaus has become the sub-adviser to the Fund. Messrs. Haussler and Eagleston will continue to be responsible for the day-to-day management of the Fund. All references in the Summary Prospectus to the Fund’s previous sub-adviser, Opus Capital Group, LLC, doing business as Opus Capital Management, should be disregarded.

Please retain this Supplement with your Summary Prospectus for future reference.

OPUS SMALL CAP VALUE PLUS ETF (OSCV)
OPUS INTERNATIONAL SMALL/MID CAP ETF (OISC)
each a series of ETF Series Solutions
(each, a “Fund”, and together, the “Funds”)
May 1, 2019
Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated July 16, 2018
Effective immediately, Len Haussler and Adam Eagleston, the Funds’ portfolio managers, have joined Driehaus Capital Management LLC (“Driehaus”) as portfolio managers, and Driehaus has become the sub-adviser to the Funds. Messrs. Haussler and Eagleston will continue to be responsible for the day-to-day management of the Funds. All references in the Prospectus and SAI to Opus Capital Group, LLC, doing business as Opus Capital Management, as the Funds’ sub-adviser should be disregarded.

The following information replaces the “Management— Investment Sub-Adviser” section on page 15 of the Prospectus:

Investment Sub-Adviser

Driehaus Capital Management LLC (“Driehaus” or the “Sub-Adviser”), a registered investment adviser founded in 1982, serves as investment sub-adviser to the Funds. As of March 31, 2019, the Sub-Adviser managed approximately $7.1 billion in assets. Driehaus is located at 25 East Erie Street, Chicago, Illinois 60611.

Subject to the supervision and oversight of the Adviser and the Board, the Sub-Adviser provides to the Adviser investment analysis and recommendations on security selection and the rebalancing of each Fund. For the services it provides to the Funds, the Adviser pays Driehaus a management fee, which is calculated daily and paid monthly, at an annual rate based on the applicable Fund’s average daily net assets as set forth in the table below.

Name of Fund	Sub-Advisory Fee
Value Fund	0.59%
International Fund	0.69%

The basis for the Board’s approval of the sub-advisory agreement will be available in the Funds’ Annual Report to Shareholders for the period ended April 30, 2019, when available.

The following information replaces the “Sub-Adviser” section on pages 18–19 of the SAI:

Sub-Adviser
Driehaus Capital Management LLC (“Driehaus” or the “Sub-Adviser”), a registered investment adviser founded in 1982, serves as investment sub-adviser to the Funds. As of March 31, 2019, the Sub-Adviser managed approximately $7.1 billion in assets. Driehaus is located at 25 East Erie Street, Chicago, Illinois 60611. Driehaus is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and distribution services.

Subject to the supervision and oversight of the Adviser and the Board, the Sub-Adviser provides to the Adviser investment analysis and recommendations on security selection and the rebalancing of each Fund. For the services it provides to the Funds, the Adviser pays Driehaus a management fee, which is calculated daily and paid monthly, at an annual rate based on the applicable Fund’s average daily net assets as set forth in the table below.

Name of Fund	Sub-Advisory Fee
Value Fund	0.59%
International Fund	0.69%

Driehaus serves as sub-adviser pursuant to an Interim Investment Sub-Advisory Agreement (the “Interim Agreement”) that was approved by the Trustees (including all the Independent Trustees) in compliance with the 1940 Act. The Interim Agreement will continue in force for up to 150 days, during which time the Funds will solicit the approval of shareholders for a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) that would have an initial period of two years. Thereafter, such the Sub-Advisory Agreement would be renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. Both the Interim Agreement and the Sub-Advisory Agreement (together, the “Sub-Advisory Agreements”) will terminate automatically in the event of their assignment, and are terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding Shares or by the Adviser on not less than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The following information replaces the “Portfolio Managers” section on page 19 of the SAI:

The Funds are managed by Len Haussler and Adam Eagleston, who have been portfolio managers of the Funds since their inception in 2018.

Share Ownership

The Funds are required to show the dollar ranges of the portfolio managers’ “beneficial ownership” of Shares of each Fund as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of April 30, 2019, the Portfolio Managers did not beneficially own Shares of a Fund.

Other Accounts

In addition to the Funds, the portfolio managers co-managed the following other accounts as of March 31, 2019, none of which were subject to a performance based fee:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	$0
Other Accounts	12	$18.99 million

Compensation

The Funds’ portfolio managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Funds.

Material Conflicts of Interest
The portfolio managers may manage the assets of more than one registered investment company, other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Sub-Adviser. Both clients and affiliated persons of the Sub-Adviser, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another Fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of the Sub-Adviser to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are affected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of the Sub-Adviser who invest in the Accounts.
Conflicts also may arise between the interests of a Fund and the interests of the Sub-Adviser and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Sub-Adviser at a higher rate than the rate of fees paid by the Funds. In addition, the Sub-Adviser’s affiliates, including the Funds’ portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.

The Sub-Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, the Sub-Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Sub-Adviser’s policies and procedures.

Please retain this Supplement with your Prospectus and SAI for future reference.